POWER OF ATTORNEY

			   KNOW ALL BY THESE PRESENTS, that the

undersigned hereby
constitutes and appoints each of Stuart Kupinsky and
Brad Kalter,
signing singly, the undersigned's true and lawful

attorney-in-fact to: (i)
execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Exide

Technologies, a Delaware corporation (the
"Company"), Forms 3, 4, and
5
in accordance with Section 16(a) of the
Securities Exchange Act of
1934
and the rules thereunder; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete
and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the
United States
Securities and Exchange Commission and any stock exchange or similar authority, including the NASDAQ National
Market; and (iii) take any
other
action of any type whatsoever in
connection with the foregoing which, in

the opinion of such
attorney-in-fact, may be of benefit to, in the best

interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

			   The undersigned

hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange
Act of 1934.

			   This Power
of Attorney shall remain in full
force and effect
until the undersigned
is no longer required to file
Forms 3, 4, and 5 with
respect to the
undersigned's holdings of and
transactions in securities issued
by the
Company, unless earlier
revoked by the undersigned in a signed writing

delivered to the
foregoing attorneys-in-fact.

			   IN WITNESS
WHEREOF, the
undersigned has caused this Power of
Attorney to be executed
as of
this February 20, 2006.







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Signature of Section 16 Insider





-------------------------------
Francis M. Corby, Jr.